EXHIBIT 99.3

Unaudited pro forma combined condensed financial information

On December 19, 2018, Cosmos Holdings, Inc (“Cosmos” or the “Company”) completed the previously announced acquisition (the “Acquisition”) of all of the capital stock of Cosmofarm Ltd. (“Cosmofarm”), a pharmaceutical wholesaler based in Athens, Greece . At closing, the Company acquired 100% of Cosmofarm’s outstanding shares in exchange for €200,000, evidenced by a zero-interest promissory note payable in one year from the dated invoice.

BASIS OF PRESENTATION

The Company accounted for the acquisition of Cosmofarm as a business combination as prescribed in Accounting Standards Codification 805, “Business Combinations”.

The accompanying unaudited pro forma combined statements of operations for the nine months ended September 30, 2018, are presented as if the acquisition of Cosmofarm occurred on January 1, 2018. The accompanying unaudited pro forma combined statements of operations for the year ended December 31, 2017, are presented as if the acquisition of Cosmofarm occurred on January 1, 2017.

These unaudited pro forma consolidated statements should be read in connection with (1) the Company’s unaudited consolidated financial statements for the nine months ended September 30, 2018 and 2017 , and the Company’s audited consolidated financial statements for the years ended December 31, 2017 and 2016, and notes thereto filed with the U.S. Securities and Exchange Commission, (2) the audited financial statements for Cosmofarm for the years ended December 31, 2017 and 2016 and notes thereto included in Exhibit 99.1 to this Current Report on Form 8-K/A, and (3) the unaudited financial statements for Cosmofarm for the nine months ended September 30, 2018 and 2017 and notes thereto included in Exhibit 99.2

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Cosmos that would have been reported had the Acquisition been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The preliminary Unaudited Pro Forma Combined Income Statements do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Acquisition.

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COSMOS HOLDINGS, INC.

UNAUDITED PROFORMA COMBINED BALANCE SHEETS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

	Historical
	September 30, 2018
	Cosmos Holdings, Inc.	Cosmofarm LTD	Pro Forma Adjustments	Notes	Pro Forma Combined

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,232,610	$176,257			$1,408,867
Short-term securities available-for-sale	-	3,390			3,390
Accounts receivable, net	1,617,811	3,791,630	(112,436)	(D)	5,297,005
Accounts receivable - related party	797,533	-			797,533
Inventory	2,426,277	1,040,197			3,466,474
Equity investment	6,275,070	-			6,275,070
Prepaid expenses and other current assets	2,753,707	633,629	(1,976,221)	(C) (D)	1,411,115
Prepaid expenses and other current assets - related party	4,122,773	-			4,122,773

TOTAL CURRENT ASSETS	19,225,781	5,645,103			22,782,227

Other assets	121,809	613,412			735,221
Long-term securities available-for-sale	-	248,597			248,597
Property and equipment, net	125,283	363,493			488,776
Goodwill	-	-	319,927	(A)	319,927
Intangibles, net	36,005	-	174,708	(A) (B)	210,713
Deferred tax assets	-	170,624			170,624

TOTAL ASSETS	$19,508,878	$7,041,229			$24,956,085

LIABILITIES AND STOCKHOLDERS' EQUI TY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$2,031,134	$3,748,406	(2,088,657)	(C) (D)	$3,690,883
Accounts payable and accrued expenses - related party	654,925	-			654,925
Customer advances	-	1,598,482			1,598,482
Convertible notes payable, net of unamortized discount of $3,124,291 and $2,989,110, respectively	284,075	-			284,075
Notes payable, net of discount of $59,325 and $0, respectively	10,684,460	-			10,684,460
Notes payable - related party	76,124	-			76,124
Lines of credit	-	1,572,109			1,572,109
Loans payable	-	-			-
Loans payable - related party	948,084	-			948,084
Capital lease obligations, current portion	-	8,280			8,280
Taxes payable	-	-			-
Other current liabilities	-	62,706			62,706

TOTAL CURRENT LIABILITIES	14,678,802	6,989,983			19,580,128

Share settled debt obligation	1,554,590	-			1,554,590
Capital lease obligations, net of current portion	-	49,335			49,335
Other liabilities	-	199,805	227,912	(E)	427,717

TOTAL LIABILITIES	16,233,392	7,239,123			21,611,770

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock, $0.001 par value; 100,000,000 shares authorized; 0 shares issued and outstanding as of September 30, 2018	-	-			-
Common stock, $0.001 par value; 300,000,000 shares authorized; 13,495,394 shares issued and 13,321,704 outstanding as of September 30, 2018	13,495	381,056	(381,056)	(C)	13,495
Additional paid-in capital	9,739,986	46,982	52,139	(C)	9,839,107
Accumulated other comprehensive gain ( loss )	(34,449)	28,593	(28,593)	(C)	(34,449)
Accumulated deficit	(6,278,052)	(654,525)	624,233	(A) (B)	(6,308,344)
Treasury Stock, 173,690 and 158,689 shares as of September 30, 2018 and December 31, 2017, respectively	(165,494)	-			(165,494)

TOTAL STOCKHOLDERS' EQUITY ( DEFICIT )	3,275,486	(197,894)			3,344,315

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ( DEFICIT )	$19,508,878	$7,041,229			$24,956,085

The accompanying notes are an integral part of these consolidated financial statements.

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UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

	Historical
	Nine Months Ended September 30, 2018
	Cosmos Holdings, Inc.	Cosmofarm LTD	Pro Forma Adjustments	Notes	Pro Forma Combined

REVENUE
Revenue	$29,330,684	$13,762,668	$(1,614,414)	(D)	$41,478,938

COST OF REVENUE	27,224,635	13,112,830	(1,614,414)	(D)	38,723,051

GROSS PROFIT	2,106,049	649,838			2,755,887

OPERATING EXPENSES
General and administrative expenses	2,267,885	745,576			3,013,461
Depreciation and amortization expense	25,004	24,004	30,292	(B)	79,300
Impairment of goodwill	-	-			-
TOTAL OPERATING EXPENSES	2,292,889	769,580			3,092,761

LOSS FROM OPERATIONS	(186,840)	(119,742)			(336,874)

OTHER INCOME (EXPENSE)
Interest expense - related party	(198)	-			(198)
Interest expense	(715,359)	(126,992)			(842,351)
Non-cash interest expense	(2,992,588)	-			(2,992,588)
Other expense	(7,673)	(4,015)			(11,688)
Forgiveness of debt	48,234	-			48,234
Gain on exchange of equity investments, and gain on change in fair value	6,275,070	-			6,275,070
Gain on sale of Amplerissimo	146,647	-			146,647
Other income	-	6,523			6,523
Loss on extinguishment of debt	(1,464,698)	-			(1,464,698)
Foreign currency transaction gain (loss)	(168,359)	-			(168,359)
TOTAL OTHER INCOME (EXPENSE)	1,121,076	(124,484)			996,592

LOSS BEFORE INCOME TAXES	934,236	(244,226)			659,718

INCOME TAX BENEFIT (EXPENSE)	(301)	-			(301)

NET LOSS (LOSS)	933,935	(244,226)			659,417

OTHER COMPREHENSIVE LOSS
Foreign currency translation (loss) gain	1,350,780	98,220			1,449,000

TOTAL OTHER COMPREHENSIVE LOSS	2,284,715	(146,006)			2,108,417

BASIC NET INCOME (LOSS) PER SHARE	0.07				0.05
DILUTED NET INCOME (LOSS) PER SHARE	0.07				0.05

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
Basic	13,218,068				13,218,068
Diluted	13,326,002				13,326,002

The accompanying notes are an integral part of these consolidated financial statements.

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UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2017

	10-K Historical
	Twelve Months Ended December 31, 2017
	Cosmos Holdings, Inc.	Cosmofarm LTD	Pro Forma Adjustments	Notes	Pro Forma Combined

REVENUE
Revenue	$30,013,378	$14,029,175	$(1,972,875)	(D)	$42,069,678

COST OF REVENUE	28,057,111	13,195,326	(1,972,875)	(D)	39,279,562

GROSS PROFIT	1,956,267	833,849			2,790,116

OPERATING EXPENSES
General and administrative expenses	4,852,801	675,769			5,528,570
Depreciation and amortization expense	25,903	33,889	40,500	(B)	100,292
Impairment of goodwill	1,949,884	-			1,949,884
TOTAL OPERATING EXPENSES	6,828,588	709,658			7,578,746

LOSS FROM OPERATIONS	(4,872,321)	124,191			(4,788,630)

OTHER INCOME (EXPENSE)
Interest expense - related party	(2,592)	-			(2,592)
Interest expense	(748,474)	(116,786)			(865,260)
Non-cash interest expense	(886,483)	-			(886,483)
Other expense	(27,492)	(74,357)			(101,849)
Forgiveness of debt	-	-			-
Gain on exchange of equity investments, and gain on change in fair value	-	-			-
Gain on sale of Amplerissimo	-	-			-
Other income	-	5,184			5,184
Loss on extinguishment of debt	-	-			-
Foreign currency transaction gain (loss)	330,395	-			330,395
TOTAL OTHER INCOME (EXPENSE)	(1,334,646)	(185,959)			(1,520,605)

PROFIT ( LOSS ) BEFORE INCOME TAXES	(6,206,967)	(61,768)			(6,309,235)

INCOME TAX BENEFIT (EXPENSE)	(2,801)	2,896			95

NET PROFIT (LOSS)	(6,209,768)	(58,872)			(6,309,140)

OTHER COMPREHENSIVE LOSS
Foreign currency translation gain (loss)	(334,766)	20,313			(314,453)

TOTAL OTHER COMPREHENSIVE GAIN ( LOSS )	(6,544,534)	(38,559)			(6,623,593)

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE	(0.49)				(0.49)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
Basic and Diluted	12,780,013				12,780,013

The accompanying notes are an integral part of these consolidated financial statements.

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Cosmos Holdings Inc. and

Cosmofarm Ltd.

Notes to the preliminary unaudited pro forma combined financial information

1. Basis of pro forma presentation

The accompanying preliminary unaudited pro forma combined financial information is derived from the historical financial statements of Cosmos and Cosmofarm. The unaudited pro forma combined financial information is prepared using the purchase method of accounting, as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 805, Business Combinations, with Cosmos treated as the acquirer.

Cosmos, a registrant with a year that ends on December 31, acquired Cosmofarm with a year that ends on December 31. The pro forma statement of operations for the nine months ended September 30, 2018 includes (1) Cosmos’s nine months ended September 30, 2018, and (2) Cosmofarm’s nine months ended September 30, 2018. The pro forma statement of operations for the twelve months ended December 31, 2017 includes (1) Cosmos’s twelve months ended December 31, 2017, and (2) Cosmofarm’s twelve months ended December 31, 2017. Unaudited pro forma adjustments and the assumptions on which they are based, are described in the accompanying notes to the unaudited pro forma combined financial statement.

The preliminary unaudited pro forma combined balance sheets as of September 30, 2018 are presented as if the Acquisition occurred on January 1, 2018. The unaudited pro forma combined statements of operations for the nine months ended September 30, 2018, and for the twelve months ended December 31, 2017, are presented as if the Acquisition occurred on January 1, 2018, and on January 1, 2017, respectively.

The preliminary unaudited pro forma combined financial information has been compiled in a manner consistent with the accounting policies adopted by Cosmos. These accounting policies are similar in most material respects to those of Cosmofarm’s. Cosmos is currently performing a more detailed review of Cosmofarm’s accounting policies. As a result of that review, differences could be identified between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements.

ASC 820 defines fair value, establishes the framework for measuring fair value for any asset acquired or liability assumed under U.S. GAAP, expands disclosures about fair value measurements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date”. This is an exit price concept for the valuation of an asset or liability. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants, and as a result, assets may be required to be recorded which are not intended to be used or sold and/or assets may be required to be valued at a fair value measurement that does not reflect management’s intended use for those assets. Fair value measurements can be highly subjective and it is possible that the application of reasonable judgment could result in different assumptions and a range of alternative estimates using the same facts and circumstances.

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Cosmos that would have been reported had the Acquisition been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The unaudited pro forma combined statement of operations does not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Acquisition.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of Cosmos and Cosmofarm.

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2. Preliminary Purchase price

The Acquisition closed on December 19, 2018.

The preliminary net purchase price of Cosmofarm was determined to be as follows:

	Value EUR Fair	EUR/USD Rate	Fair Value USD
Purchase price:
Promissory note	€200,000	1.13956	$227,912
Deposits for post-closing share capital increase	€384,281	1.13956	$437,911
Less: Net assets, net of intangibles			$(140,986)
Net purchase price			$524,927

The preliminary purchase price allocation of Cosmofarm was determined to be as follows:

Fair Value USD
Preliminary Purchase price allocation:
Trademarks	$5,000
Licenses	$200,000
Goodwill (residual value of customer base)	$381,000
Goodwill (excess)	$1,927
Total preliminary purchase price	$524,927

The preliminary allocation of the purchase price presented above in Note 2, and used to prepare the unaudited pro forma financial information, is based on a preliminary valuation of assets acquired and liabilities assumed. Accordingly, the pro forma purchase price adjustments are subject to further adjustments as additional information becomes available and as additional analysis is performed.  The preliminary pro forma purchase price adjustments have been made solely to provide the unaudited pro forma financial statements included herewith. A final determination of these fair values will be based on the actual net tangible and intangible assets of Cosmofarm that exist as of the closing date of the transaction. In addition, the unaudited pro forma condensed combined financial statements do not reflect the costs of integration or benefits that may result from realizing future cost savings from operating efficiencies or revenue synergies expected to result from the acquisition.

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3. Preliminary Pro Forma Adjustments

The unaudited pro forma financial information is not necessarily indicative of what the financial position actually would have been had the merger been completed at the date indicated. Such information includes adjustments that are preliminary and may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the combined companies would have been, nor necessarily indicative of the financial position of the post-merger periods.

Certain reclassifications have been made to conform Cosmofarm’s pro forma amounts to Cosmos’s financial statement presentation. The accompanying preliminary unaudited pro forma combined statements of operations for the nine months ended September 30, 2018, and for the year ended December 31, 2017, have been prepared to reflect the acquisition of Cosmofarm by Cosmos for an aggregate purchase price of $665,823 as if the acquisition was completed on January 1, 2018, and on January 1, 2017, respectively, for Statement of Operations purposes and reflect the following pro forma adjustments:

(A)	To record preliminary fair values of the intangible assets acquired in connection with the Cosmofarm acquisition and to allocate the purchase consideration to finite lived intangible assets and the excess of the purchase consideration over the fair value of assets acquired to goodwill. The intangible assets were valued at $200,000 for the fair market value of the Greek import/export license for wholesale pharmaceuticals and $5,000 Cosmofarm’s registered domain and website with the remainder being allocated go Goodwill in the amount of $ 382,927, $ 381,000 of which has been allocated to the residual value of Cosmofarm’s customer base.

(B)	To record the amortization on the intangible assets.

(C)	To reflect the elimination of the Company’s investment in Cosmofarm.

(D)	To reflect the elimination of the intercompany sales, trade receivables, and trade payables for the nine months ended September 30, 2018, as if the acquisition was completed on January 1, 2018, and for the twelve months ended December 31, 2017, as if the acquisition was completed on January 1, 2017.

(E)	To reflect the value of the promissory note for the acquisition of Cosmofarm.

To supplement the consolidated financial results prepared under generally accepted accounting principles (“GAAP”), the Company uses a pro forma measure of net income or loss that consists of GAAP net income or loss adjusted to exclude the impact of amortization of acquisition-related charges and other non-recurring charges and gains.

Pro forma net income gives an indication of the Company’s baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, pro forma net income is among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are not in accordance with or an alternative for GAAP and may be materially different from pro forma non-GAAP measures used by other companies.

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